UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2020, Reliant Bancorp, Inc. (the “Company”), the parent company of Reliant Bank, issued a press release announcing financial results for its third quarter ended September 30, 2020. In addition, the Company posted to its website, www.reliantbank.com, a presentation that management intends to use during the Company’s October 23, 2020 earnings call and webcast (the “Presentation”). The press release and the Presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8‑K (this “Report”) and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished herein, including Exhibits 99.1 and 99.2 attached hereto, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference into any filing or document under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing or document.

Item 7.01	Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this Report is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release announcing third quarter 2020 financial results issued by Reliant Bancorp, Inc., dated October 22, 2020.
	99.2	Earnings Presentation, dated October 23, 2020.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: October 22, 2020

/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and CEO